SECOND AMENDMENT TO THE FIFTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
AT&T MOBILITY II LLC

THIS SECOND AMENDMENT TO THE FIFTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”) is entered into as of January 27, 2022 by AT&T Mobility Corporation, a Delaware corporation, as the manager (the “Manager”) of AT&T Mobility II LLC (the “Company”) pursuant to Paragraph 15 of the Existing Agreement (defined below).

WHEREAS, the Company is governed by the Fifth Amended and Restated Limited Liability Company Agreement of the Company, as amended by the First Amendment dated January 1, 2022 (the “Existing Agreement”); and

WHEREAS, the Manager desires to amend Schedule A of the Existing Agreement to (i) remove Harbor Bond Fund (the “Selling Member”) as a Member and (ii) to reflect the revised list of Series A Preferred Interest Members, and does hereby adopt this Amendment as an amendment to the Existing Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Existing Agreement.

2.Amendment. The Schedule to the Existing Agreement entitled, SCHEDULE A – MEMBERS shall be deleted in its entirety and replaced by SCHEDULE A – MEMBERS, attached hereto, which sets forth the current list of Series A Preferred Interest Members and the Percentage Interest of the Common Interest Members as of 12:01 a.m. Eastern time on January [27], 2022.

3.Full Force and Effect. Except as amended by this Amendment, the Existing Agreement shall continue in full force and effect.

4.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

[The remainder of this page intentionally left blank. Signatures on following page.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Amendment to be executed by its duly authorized representative.

AS MANAGER:

AT&T Mobility Corporation

Signature Page to
Second Amendment to Fifth Amended and Restated Limited Liability Company Agreement of AT&T Mobility II LLC

SCHEDULE A MEMBERS
Common Interest Members

Member	Common Interests	Common Percentage Interest
Mobility	644,959,718	95.095204930%
BSMD	20,542,565	3.028870446%
AT&T Corp.	12,722,995	1.875924625
	678,225,278	100.0000000%

Series A Preferred Interest Member

Member	Series A Preferred Interests
SBC Master Pension Trust	213,333,334
PIMCO Funds: PIMCO Income Fund	41,201,923
PIMCO Funds: PIMCO Total Return Fund	22,978,604
PIMCO Funds: Private Account Portfolio Series PIMCO Long Duration Credit Bond Portfolio	9,048,456
PIMCO Funds: PIMCO Investment Grade Credit Bond Fund	6,388,322
PIMCO Funds: PIMCO International Bond Fund (U.S. Dollar-Hedged)	3,952,199
PIMCO Funds: PIMCO Real Return Fund	2,004,101
PIMCO Variable Insurance Trust: PIMCO Total Return Portfolio	2,136,108
PIMCO Funds: PIMCO Low Duration Income Fund	1,868,094
Brighthouse Funds Trust I - PIMCO Total Return Portfolio	1,644,083
PIMCO Funds: PIMCO Diversified Income Fund	1,576,079
PIMCO Funds: Private Account Portfolio Series PIMCO Investment Grade Credit Bond Portfolio	1,560,079
PIMCO ETF Trust: PIMCO Active Bond Exchange-Traded Fund	1,196,060
PIMCO Funds: PIMCO Long-Term Credit Bond Fund	1,148,058
Pacific Select Fund - Managed Bond Portfolio	1,148,058
PIMCO Funds: PIMCO Long Duration	1,128,057

Schedule A to
Fifth Amended and Restated Limited Liability Company Agreement of AT&T Mobility II LLC

Total Return Fund
Bridge Builder Trust: Bridge Builder Core Plus Bond Fund	1,036,052
PIMCO Funds: PIMCO Dynamic Bond Fund	400,020
PIMCO Dynamic Credit and Mortgage Income Fund	876,044
Brighthouse Funds Trust I- PIMCO Inflation Protected Bond Portfolio	444,022
PIMCO Funds: PIMCO StocksPLUS® Absolute Return Fund	700,035
Transamerica PIMCO Total Return VP	696,035
PIMCO Funds: PIMCO Preferred and Capital Securities Fund	588,030
PIMCO Variable Insurance Trust: PIMCO Real Return Portfolio	360,018
PIMCO Funds: PIMCO StocksPLUS® Small Fund	524,026
PIMCO Flexible Credit Income Fund	484,024
PIMCO Funds: PIMCO Moderate Duration Fund	464,023
PIMCO Dynamic Income Fund	460,023

Schedule A to
Fifth Amended and Restated Limited Liability Company Agreement of AT&T Mobility II LLC

Exhibit A to
Fifth Amended and Restated Limited Liability Company Agreement of AT&T Mobility II LLC